Exhibit 10.4

Execution Version

FIRST AMENDMENT TO TERM LOAN AGREEMENT

THIS FIRST AMENDMENT TO TERM LOAN AGREEMENT (this “Amendment”) dated as of June 12, 2013 by and among PARKWAY PROPERTIES LP, a limited partnership formed under the laws of the State of Delaware (the “Borrower”), PARKWAY PROPERTIES, INC., a corporation incorporated under the laws of the State of Maryland (the “Parent”), each of the Lenders party hereto and KEYBANK NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other parties have entered into that certain Term Loan Agreement dated as of September 28, 2012 (as amended and as in effect immediately prior to the effectiveness of this Amendment, the “Credit Agreement”); and

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent desire to amend certain provisions of the Credit Agreement subject to the terms and conditions of this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Specific Amendment to Credit Agreement. The parties hereto agree that the Credit Agreement is amended as follows:

(a) The Credit Agreement is hereby amended by inserting the following definition into Section 1.1 in appropriate alphabetical order:

“Wells Fargo Term Loan Agreement” means that certain Term Loan Agreement dated as of June 12, 2013 by and among the Borrower, the Parent, each of the lenders party thereto, Wells Fargo Bank, National Association, as administrative agent, and the other parties thereto.

(b) The Credit Agreement is hereby further amended by restating each of the following definitions in Section 1.1 in its entirety as follows:

“Adjusted Total Asset Value” means Total Asset Value determined exclusive of assets that are owned by Excluded Subsidiaries, Consolidated Affiliates or Unconsolidated Affiliates.

“Consolidated Affiliate” means, with respect to any Person (an “Investing Person”), any other Person that is not a Subsidiary in whom such Investing Person holds an Investment, and whose financial results would be consolidated under GAAP with the financial results of such Investing Person on the consolidated financial statements of such Investing Person, regardless of whether such Investing Person directly or indirectly owns less than a majority of the Equity Interests of such Person. For the avoidance of doubt, as it is structured on the Agreement Date, Parkway Properties Office Fund II, L.P. and each of its Subsidiaries is a Consolidated Affiliate.

“EBITDA” means, with respect to a Person for any period and without duplication, the sum of (a) net income (loss) of such Person for such period determined on a consolidated basis excluding the following (but only to the extent included in determining net income (loss) for such period): (i) depreciation and amortization;

(ii) Interest Expense; (iii) income tax expense; (iv) gains and losses resulting from extraordinary or nonrecurring transactions; and (v) other non-cash charges, including amortization expense for stock options and impairment charges (other than non-cash charges that constitute an accrual of a reserve for future cash payments); plus (b) such Person’s Ownership Share of EBITDA of its Consolidated Affiliates and its Unconsolidated Affiliates. EBITDA shall be adjusted to remove any impact from straight line rent leveling adjustments required under GAAP and amortization of intangibles pursuant to FASB ASC 805. For purposes of this definition, nonrecurring transactions shall be deemed to include (w) gains and losses on early extinguishment or restructuring of Indebtedness, (x) severance and other restructuring charges, (y) transaction costs of acquisitions not permitted to be capitalized pursuant to GAAP and (z) lease termination fees.

“Eligible Property” means a Property which satisfies all of the following requirements as confirmed by the Administrative Agent (such confirmation not to be unreasonably withheld): (a) such Property is fully developed primarily as an office Property; (b) such Property is 100% owned in fee simple, or leased under a Ground Lease, by the Borrower or a Guarantor; (c) regardless of whether such Property is owned by the Borrower or a Subsidiary, the Borrower has the right directly, or indirectly through a Subsidiary, to take the following actions without the need to obtain the consent of any Person: (i) to create Liens on such Property as security for Indebtedness of the Parent, the Borrower or such Subsidiary, as applicable, and (ii) to sell, transfer or otherwise dispose of such Property (and in each case, such right shall not be considered impaired, restricted or otherwise affected by the existence of any Negative Pledge permitted under Sections 9.2.(b)(i), (ii), (iii) and (iv)); (d) neither such Property, nor if such Property is owned by a Subsidiary, any of the Borrower’s direct or indirect ownership interest in such Subsidiary, is subject to (i) any Lien other than Permitted Liens of the types described in clauses (a) through (e) of the definition of “Permitted Lien” or (ii) any Negative Pledge other than Negative Pledges permitted under Sections 9.2.(b)(i), (ii), (iii) and (iv); and (e) such Property is free of all structural defects or major architectural deficiencies, title defects, environmental conditions or other adverse matters except for defects, deficiencies, conditions or other matters individually or collectively which are not material to the profitable operation of such Property.

“Ground Lease” means a ground lease containing the following terms and conditions: (a) a remaining term (exclusive of any unexercised extension options) of 40 years or more from the Agreement Date (as defined in the Existing Credit Agreement), or, in the case of a shorter term, the leasehold interest of the Borrower or applicable Guarantor therein reverts to a fee interest of the Borrower or such Guarantor at the end of such term; (b) the right of the lessee to mortgage and encumber its interest in the leased property without the consent of the lessor; (c) the obligation of the lessor to give the holder of any mortgage Lien on such leased property written notice of any defaults on the part of the lessee and agreement of such lessor that such lease will not be terminated until such holder has had a reasonable opportunity to cure or complete foreclosures, and fails to do so; (d) reasonable transferability of the lessee’s interest under such lease, including ability to sublease; and (e) such other rights customarily required by mortgagees making a loan secured by the interest of the holder of the leasehold estate demised pursuant to a ground lease. Notwithstanding the foregoing, in the case of a surface parking lot or structure ancillary to a Property subject to a ground lease, the requirements of this definition shall not be required to be satisfied with respect to such surface parking lot or structure if the rights associated therewith are not material to the profitable operation of such Property.

“LIBOR” means, with respect to any LIBOR Loan for any Interest Period, the rate of interest obtained by dividing (i) the rate appearing on the Reuters Screen LIBOR01 page (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to Dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, on the date that is two (2) Business Days prior to the first day of such Interest Period and having a maturity equal to such Interest Period by (ii) a percentage equal to 1 minus the stated maximum rate (stated as a decimal) of all reserves, if any, required to be maintained with respect to Eurocurrency funding (currently referred to as “Eurocurrency liabilities”) as specified in Regulation D of the Board of Governors of the Federal Reserve System (or against any other category of liabilities which includes deposits by reference to which the interest rate on LIBOR Loans is determined or any applicable category of extensions of credit or other assets which includes loans by an office of any Lender outside of the United States of America). Any change in such maximum rate shall result in a change in LIBOR on the date on which such change in such maximum rate becomes effective.

“Material Adverse Effect” means a materially adverse effect on (a) the business, assets, liabilities, condition (financial or otherwise), results of operations or business prospects of the Parent, the Borrower and its Subsidiaries taken as a whole, (b) the ability of (i) the Parent to perform its obligations under any Loan Document to which it is a party, (ii) the Borrower to perform its obligations under any Loan Document to which it is a party or (iii) the Loan Parties, taken as a whole, to perform their obligations under the Loan Documents, (c) the validity or enforceability of any of the Loan Documents, (d) the rights and remedies of the Lenders and the Administrative Agent under any of the Loan Documents or (e) the ability of the Loan Parties to effect timely payment of the principal of or interest on the Loans or other amounts payable in connection therewith.

“Subsidiary” means, for any Person, any corporation, partnership, limited liability company or other entity of which at least a majority of the Equity Interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other individuals performing similar functions of such corporation, partnership, limited liability company or other entity (without regard to the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person. For the avoidance of doubt, (a) as it is structured on the Agreement Date, Parkway Properties Office Fund II, L.P. is not a Subsidiary of the Parent or the Borrower and (b) the Parent’s or the Borrower’s ownership of a majority of the Equity Interests of the general partner, managing member or administrative member of a Person shall not necessarily make such Person a Subsidiary of the Parent or the Borrower.

“Substantial Amount” means, at the time of determination thereof, an amount in excess of 15.0% of total consolidated assets (exclusive of depreciation) at such time of the Borrower and its Subsidiaries determined on a consolidated basis.

“Tangible Net Worth” means, as of a given date, stockholders’ equity of the Parent, the Borrower and their Subsidiaries determined on a consolidated basis and including such Person’s Ownership Share of its Consolidated Affiliates and its Unconsolidated Affiliates plus accumulated depreciation and amortization accrued after the Agreement Date (as defined in the Existing Credit Agreement), minus (to the extent included when determining stockholders’ equity of the Parent, the Borrower and their Subsidiaries): (a) the amount of any write-up in the book value of any assets reflected in any such balance sheet resulting from revaluation thereof or any write-up in excess of the cost of such assets acquired as reflected in any such balance sheet, and (b) all amounts appearing on any such balance sheet which would be classified as intangible assets or liabilities under GAAP.

(c) The Credit Agreement is hereby further amended by restating Section 4.6. in its entirety to read as follows:

Section 4.6. Affected Lenders.

If (a) a Lender requests compensation pursuant to Section 3.10. or 4.1., and the Requisite Lenders are not also doing the same, (b) the obligation of any Lender to Continue, or to Convert Base Rate Loans into, LIBOR Loans shall be suspended pursuant to Section 4.1.(c) or 4.3. but the obligation of the Requisite Lenders shall not have been suspended under such Sections or (c) a Lender becomes a Defaulting Lender, then, so long as there does not then exist any Event of Default, the Borrower may demand that such Lender (the “Affected Lender”), and upon such demand the Affected Lender shall promptly, assign its Loan to an Eligible Assignee subject to and in accordance with the provisions of Section 12.6.(b) for a purchase price equal to the principal balance of the Loan then owing to the Affected Lender plus any accrued but unpaid interest thereon and accrued but unpaid fees owing to the Affected Lender, or any other amount as may be mutually agreed upon by such Affected Lender and Eligible Assignee. Each of the Administrative Agent and the Affected Lender shall reasonably cooperate in effectuating the replacement of such Affected Lender under this Section, but at no time shall the Administrative Agent, such Affected Lender nor any other Lender nor any Titled Agent be obligated in any way whatsoever to initiate any such replacement or to assist in finding an Eligible Assignee. The exercise by the Borrower of its rights under this Section shall be at the Borrower’s sole cost and expense and at no cost or expense to the Administrative Agent, the Affected Lender or any of the other Lenders. The terms of this Section shall not in any way limit the Borrower’s obligation to pay to any Affected Lender compensation owing to such Affected Lender pursuant to this Agreement (including, without limitation, pursuant to Sections 3.10., 4.1. or 4.4.) with respect to any period up to the date of replacement.

(d) The Credit Agreement is hereby further amended by restating Section 6.1.(l) in its entirety to read as follows:

(l) No Material Adverse Change. Since December 31, 2011, there has been no event, change, circumstance or occurrence that could reasonably be expected to have a Material Adverse Effect. (i) The Parent is Solvent, (ii) the Borrower is Solvent, and (iii) the Loan Parties and their respective Subsidiaries, taken as a whole, are Solvent.

(e) The Credit Agreement is hereby further amended by restating Section 7.6. in its entirety to read as follows:

Section 7.6. Payment of Taxes and Claims.

The Parent and the Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, pay and discharge (a) when due all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any properties belonging to it, and (b) by not later than 30 days past the due date therefor, all lawful claims of materialmen, mechanics, carriers, warehousemen and landlords for labor, materials, supplies and rentals which, if unpaid, might become a Lien on any properties of such Person; provided, however, that this Section shall not require the payment or discharge of any such tax, assessment, charge, levy or claim which is being contested in good faith by appropriate proceedings which operate to suspend the collection thereof and for which adequate reserves have been established on the books of such Person in accordance with GAAP.

(f) The Credit Agreement is hereby further amended by restating Section 7.14.(a) in its entirety to read as follows:

(a) Not later than the date on which the Compliance Certificate is required to be delivered with respect to any fiscal quarter (or fiscal year in the case of the fourth fiscal quarter) during which any Person became a Material Subsidiary (other than an Excluded Subsidiary) or ceased to be an Excluded Subsidiary (and otherwise continues to be a Material Subsidiary) after the Agreement Date, the Borrower shall deliver to the Administrative Agent each of the following in form and substance satisfactory to the Administrative Agent: (i) an Accession Agreement executed by such Subsidiary, (ii) the items that would have been delivered under subsections (v) through (viii) and (xiii) of Section 5.1.(a) if such Subsidiary had been a Material Subsidiary on the Agreement Date, and (iii) unless the Administrative Agent has notified the Borrower that it does not require delivery of such item, a legal opinion substantially in the form of opinion delivered on the Agreement Date pursuant to subsection (iv) of Section 5.1.(a) and otherwise covering such matters reasonably requested by the Administrative Agent as if such Subsidiary had been a Material Subsidiary on the Agreement Date.

(g) The Credit Agreement is hereby further amended by restating 8.4(o) in its entirety to read as follows:

(o) To the extent any Responsible Officer of any Loan Party or any other Subsidiary is aware of same, any notification of a violation of any Applicable Law or any inquiry shall have been received by any Loan Party or any other Subsidiary from any Governmental Authority, in either case, with respect to a matter that could reasonably be expected to have a Material Adverse Effect;

(h) The Credit Agreement is hereby further amended by restating 8.4(p) in its entirety to read as follows:

(p) [Intentionally Omitted];

(i) The Credit Agreement is hereby further amended by restating 8.5(a) in its entirety to read as follows:

(a) Documents required to be delivered pursuant to the Loan Documents shall be delivered by electronic communication and delivery, including, the Internet, e-mail or intranet websites to which the Administrative Agent and each Lender have access (including a commercial, third-party website such as www.sec.gov or a website sponsored or hosted by the Administrative Agent or the Parent) provided that the foregoing shall not apply to (i) notices to any Lender pursuant to Article II. and (ii) any Lender that has notified the Administrative Agent, the Parent or the Borrower that it cannot or does not want to receive electronic communications. The Administrative Agent, the Parent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic delivery pursuant to procedures approved by it for all or particular notices or communications. Documents or notices delivered electronically shall be deemed to have been delivered twenty-four (24) hours after the date and time on which the Administrative Agent, the Parent or the Borrower posts such documents or the documents become available on a commercial website and the Administrative Agent, the Parent or Borrower notifies each Lender of said posting and provides a link thereto provided if such notice or other communication is not sent or posted during the normal business hours of the recipient, said posting date and time shall be deemed to have commenced as of 9:00 a.m. Cleveland, Ohio time on the opening of business on the next Business Day for the recipient. Notwithstanding anything contained herein, the Parent and the Borrower shall deliver paper copies of any documents to the Administrative Agent or to any Lender that requests such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents delivered electronically, and in any event shall have no responsibility to monitor compliance by the Parent or Borrower with any such request for delivery. Each Lender shall be solely responsible for requesting delivery to it of paper copies and maintaining its paper or electronic documents.

(j) The Credit Agreement is hereby further amended by restating Section 8.6. in its entirety to read as follows:

Section 8.6. Public/Private Information.

The Parent and the Borrower shall cooperate with the Administrative Agent in connection with the publication of certain materials and/or information provided by or on behalf of the Parent or the Borrower. Documents required to be delivered pursuant to the Loan Documents shall be delivered by or on behalf of the Parent or the Borrower to the Administrative Agent and the Lenders (collectively, “Information Materials”) pursuant to this Article and, if requested by the Administrative Agent, the Parent or the Borrower shall designate Information Materials (a) that are either available to the public or not material with respect to the Parent, the Borrower and the other Subsidiaries or any of their respective securities for purposes of United States federal and state securities laws, as “Public Information” and (b) that are not Public Information as “Private Information”. All Information Materials shall be presumed by the recipient to be “Private Information” except for Information Materials (x) designated as “Public Information” or (y) previously filed with the Securities and Exchange Commission (or any Governmental Authority substituted therefor) or any national securities exchange.

(k) The Credit Agreement is hereby further amended by restating Section 9.1.(f) in its entirety to read as follows:

(f) Minimum Tangible Net Worth. The Parent shall not permit Tangible Net Worth at any time to be less than (i) $425,000,000 plus (ii) 75% of the Net Proceeds of all Equity Issuances effected at any time after the Agreement Date (as defined in the Existing Credit Agreement) by the Parent, the Borrower or any of their Subsidiaries to any Person other than the Parent, the Borrower or any of their Subsidiaries (other than Equity Issuances by the Parent, the Borrower or any of their Subsidiaries, to the extent the proceeds thereof are used at the time of such Equity Issuance (or within twelve (12) months of such Equity Issuance) to redeem, repurchase or otherwise acquire or retire any other Equity Interests (other than Mandatorily Redeemable Stock) of the Parent, the Borrower or such Subsidiary, as the case may be).

(l) The Credit Agreement is hereby further amended by restating Section 9.1.(g) in its entirety to read as follows:

(g) Dividends and Other Restricted Payments. The Parent shall not, and shall not permit the Borrower or any of their Subsidiaries to, declare or make any Restricted Payment; provided, however, that the Parent, the Borrower and their respective Subsidiaries may declare and make the following Restricted Payments so long as no Default or Event of Default would result therefrom:

(i) the Borrower may pay cash distributions to the Parent and other holders of partnership interests in the Borrower with respect to any fiscal year ending during the term of this Agreement to the extent necessary for the Parent to distribute, and the Parent may so distribute, cash distributions to its shareholders in an aggregate amount not to exceed the greater of (i) the amount required to be distributed for the Parent to remain in compliance with Section 7.12. or (ii) 90% of Funds From Operations;

(ii) the Borrower may pay cash distributions to the Parent and other holders of partnership interests in the Borrower with respect to any fiscal year ending during the term of this Agreement to the extent necessary for the Parent to distribute, and the Parent may so distribute cash distributions (including, without limitation, distributions constituting “capital gains dividends”) to its shareholders to the extent necessary to avoid payment of taxes under Section 857 (including, without limitation, Section 857(b)(3)) and Section 4981 of the Internal Revenue Code;

(iii) a Subsidiary that is not a Wholly Owned Subsidiary may make cash distributions to holders of Equity Interests issued by such Subsidiary;

(iv) Subsidiaries may pay Restricted Payments to the Borrower or any other Subsidiary;

(v) the Borrower or any other Subsidiary of the Parent may make purchases of Equity Interests in any Subsidiary or Unconsolidated Affiliate of the Parent or of any of its Subsidiaries that are held by any other Person;

(vi) the Borrower may redeem for cash limited partnership interests in the Borrower; and

(vii) the Parent, the Borrower or any Subsidiary may redeem or repurchase its Preferred Stock, at par or at a discount.

Notwithstanding the foregoing, but subject to the following sentence, if a Default or Event of Default exists, the Borrower may only declare and make cash distributions to the Parent and other holders of partnership interests in the Borrower with respect to any fiscal year to the extent necessary for the Parent to distribute, and the Parent may so distribute, an aggregate amount not to exceed the minimum amount necessary for the Parent to remain in compliance with Section 7.12. If a Default or Event of Default specified in Section 10.1.(a), Section 10.1.(e) or Section 10.1.(f) shall exist, or if as a result of the occurrence of any other Event of Default any of the Obligations have been accelerated pursuant to Section 10.2.(a), the Parent shall not, and shall not permit the Borrower or any Subsidiary to, make any Restricted Payments to any Person other than to the Parent, the Borrower or any Subsidiary.

(m) The Credit Agreement is hereby further amended by restating Section 9.1.(h)(ii) in its entirety to read as follows:

(ii) Investments in Equity Interests in Persons that are not Subsidiaries, Consolidated Affiliates or Unconsolidated Affiliates, such that the aggregate value of such Investments calculated on the basis of the lower of cost or market exceeds 5.0% of Total Asset Value;

(n) The Credit Agreement is hereby further amended by restating Section 9.2.(b) in its entirety to read as follows:

(b) The Parent and the Borrower shall not, and shall not permit any Subsidiary (other than an Excluded Subsidiary) or any other Loan Party to, enter into, assume or otherwise be bound by any Negative Pledge except for a Negative Pledge contained in (i) the Existing Credit Agreement; (ii) the Wells Fargo Term Loan Agreement; (iii) any other agreement (in addition to the Existing Credit Agreement and the Wells Fargo Term Loan Agreement) that evidences unsecured Indebtedness which contains restrictions on encumbering assets that are substantially similar to those restrictions contained in the Loan Documents; (iv) any agreement relating to assets to be sold where the restrictions on encumbering assets relate only to such assets pending such sale; and (v) any agreement (x) evidencing Indebtedness of such Person, but only to the extent that no Default or Event of Default is in existence at the time such Indebtedness is created, incurred or assumed, nor would result from the creation, incurrence or assumption of such Indebtedness (including without limitation, a Default or Event of Default resulting from a violation of any of the covenants contained in Section 9.1.); (y) which Indebtedness is secured by a Lien permitted to exist pursuant to this Agreement, and (z) which prohibits the creation of any other Lien on only the property securing such Indebtedness as of the date such agreement was entered into.

(o) The Credit Agreement is hereby further amended by restating Section 9.3. in its entirety to read as follows:

Section 9.3. Restrictions on Intercompany Transfers.

The Parent and the Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary (other than an Excluded Subsidiary) to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary (other than an Excluded Subsidiary) to: (a) pay dividends or make any other distribution on any of such Subsidiary’s capital stock or other equity interests owned by the Parent, the Borrower or any other Subsidiary; (b) pay any Indebtedness owed to the Parent, the Borrower or any other Subsidiary; (c) make loans or advances to the Parent, the Borrower or any other Subsidiary; or (d) transfer any of its property or assets to the Parent, the Borrower or any other Subsidiary; other than (i) with respect to clauses (a) through (d), those encumbrances or restrictions contained in (A) any Loan Document, (B) the Existing Credit Agreement, (C) the Wells Fargo Term Loan Agreement, (D) any other agreement (in addition to the Existing Credit Agreement and the Wells Fargo Term Loan Agreement) that evidences unsecured Indebtedness containing encumbrances or restrictions on the actions described above that are substantially similar to those contained in the Loan Documents, (E) the organizational documents of any Excluded Subsidiary, Unconsolidated Affiliate or any Subsidiary that is not a Wholly Owned Subsidiary (but only to the extent applicable to the Equity Interest in such Subsidiary or Unconsolidated Affiliate or the property or assets of such Subsidiary or Unconsolidated Affiliate), or (ii) with respect to clause (d), (A) restrictions contained in any agreement relating to the sale of a Subsidiary (other than the Borrower) or the assets of a Subsidiary pending sale, or relating to Indebtedness secured by a Lien on assets that the Borrower or a Subsidiary may create, incur, assume, or permit or suffer to exist under Section 9.2.(a), provided that in any such case, the restrictions apply only to the Subsidiary or the assets that are the subject of such sale or Lien, as the case may be or (B) customary provisions restricting assignment of any agreement entered into by the Parent, the Borrower, any other Loan Party or any Subsidiary in the ordinary course of business.

(p) The Credit Agreement is hereby further amended by restating 9.4(b) in its entirety to read as follows:

(b) any Subsidiary may merge with a Loan Party so long as the survivor is or becomes a Loan Party simultaneously with the consummation of such merger;

(q) The Credit Agreement is hereby further amended by restating 9.4(d) in its entirety to read as follows:

(d) any Loan Party and any other Subsidiary may, directly or indirectly, (A) acquire (whether by purchase, acquisition of Equity Interests of a Person, or as a result of a merger or consolidation) a Substantial Amount of the assets of, or make an Investment of a Substantial Amount in, any other Person and (B) convey, sell, lease or otherwise transfer, whether by one or a series of transactions, a Substantial Amount of assets (including Equity Interests of Subsidiaries) to any other Person, so long as, in each case, (1) the Borrower shall have given the Administrative Agent at least fifteen days’ prior written notice of such acquisition, Investment, conveyance, sale, lease or other transfer; (2) immediately prior thereto, and immediately thereafter and after giving effect thereto, no Default or Event of Default is or would be in existence, including, without limitation, a Default or Event of Default resulting from a breach of Section 9.1.; (3) in the case of a consolidation or merger involving the Borrower, the Borrower shall be the survivor thereof and (4) at the time the Borrower gives notice pursuant to clause (1) of this subsection, for transactions that are not solely among Loan Parties and Wholly Owned Subsidiaries, the Borrower shall have delivered to the Administrative Agent for distribution to each of the Lenders a Compliance Certificate, calculated on a pro forma basis, evidencing the continued compliance by the Loan Parties with the terms and conditions of this Agreement and the other Loan Documents, including without limitation, the financial the covenants contained in Section 9.1. after giving effect to such acquisition, Investment, conveyance, sale, lease or other transfer; and

(r) The Credit Agreement is hereby further amended by restating Section 9.8. in its entirety to read as follows:

Section 9.8. Transactions with Affiliates.

The Parent and the Borrower shall not permit to exist or enter into, and shall not permit any other Loan Party or any other Subsidiary to permit to exist or enter into, any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate (other than the Parent, the Borrower, any other Loan Party or any Wholly Owned Subsidiary), except (a) as set forth on Schedule 6.1.(r), (b) payments made pursuant to the Management Services Agreement between the Parent and TPG VI Management, LLC dated as of June 5, 2012, (c) Restricted Payments to the extent the same are permitted by Section 9.1.(g), (d) Investments in Affiliates to the extent such Investments are permitted by Section 9.1.(h)(i), or (e) transactions in the ordinary course of and pursuant to the reasonable requirements of the business of the Parent, the Borrower, such other Loan Party or such other Subsidiary and upon fair and reasonable terms which are no less favorable to the Parent, the Borrower, such other Loan Party or such other Subsidiary than would be obtained in a comparable arm’s length transaction with a Person that is not an Affiliate. Notwithstanding the foregoing, no payments may be made with respect to any items set forth on such Schedule 6.1.(r) if a Default or Event of Default exists or would result therefrom.

(s) The Credit Agreement is hereby further amended by restating Section 9.9. in its entirety to read as follows:

Section 9.9. Environmental Matters.

The Parent, the Borrower shall not, and shall not permit any other Loan Party, any other Subsidiary or any other Person to, use, generate, discharge, emit, manufacture, handle, process, store, release, transport, remove, dispose of or clean up any Hazardous Materials on, under or from the Properties in material violation of any Environmental Law or in a manner that could reasonably be expected to lead to any material environmental claim or pose a material risk to human health, safety or the environment, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect. Nothing in this Section shall impose any obligation or liability whatsoever on the Administrative Agent or any Lender.

(t) The Credit Agreement is hereby further amended by restating Section 10.1.(b)(i) in its entirety to read as follows:

(i) Any Loan Party shall fail to perform or observe any term, covenant, condition or agreement on its part to be performed or observed and contained in Sections 7.7., 7.12., 7.14., 8.1., 8.2., 8.3., 8.4.(l) or Article IX.; or

(u) The Credit Agreement is hereby further amended by restating Section 10.1.(d) in its entirety to read as follows:

(d) Indebtedness Cross-Default.

(i) The Parent, the Borrower, any other Loan Party or any other Subsidiary shall fail to make any payment when due and payable (following the expiration of any applicable grace or cure periods) in respect of (either in a single instance or on a cumulative basis) (x) Recourse Indebtedness of the Parent, the Borrower or any Subsidiary (other than the Loans) having an aggregate outstanding principal amount in excess of $20,000,000, (y) Nonrecourse Indebtedness of the Parent, the Borrower or any Subsidiary having an aggregate outstanding principal amount in excess of $100,000,000 or (z) an aggregate amount of Indebtedness with respect to Derivatives Contracts, having, without regard to the effect of any close-out netting provision, Derivatives Termination Values of $10,000,000 or more (each of the Indebtedness described in clauses (x), (y) and (z) above, “Material Indebtedness”); or

(ii) (x) The maturity of any Material Indebtedness shall have been accelerated in accordance with the provisions of any indenture, contract or instrument evidencing, providing for the creation of or otherwise concerning such Material Indebtedness or (y) any Material Indebtedness shall have been required to be prepaid, repurchased, redeemed or defeased prior to the stated maturity thereof (other than mandatory prepayments triggered by asset sales, casualty events, equity issuances or debt issuances); or

(iii) Any other event shall have occurred and be continuing which permits any holder or holders of Material Indebtedness other than Nonrecourse Indebtedness, any trustee or agent acting on behalf of such holder or holders or any other Person, to accelerate the maturity of any such Material Indebtedness or require any such Material Indebtedness to be prepaid, repurchased, redeemed or defeased prior to its stated maturity and all applicable grace or cure periods shall have expired; or

(iv) There occurs an “Event of Default” under and as defined in any Derivatives Contract as to which the Parent, the Borrower, any Loan Party or any of other Subsidiary is a “Defaulting Party” (as defined therein), or there occurs an “Early Termination Date” (as defined therein) in respect of any Specified Derivatives Contract as a result of a “Termination Event” (as defined therein) as to which the Parent or any of its Subsidiaries is an “Affected Party” (as defined therein), in each case with respect to Material Indebtedness; or

(v) An “Event of Default” under and as defined in the Existing Credit Agreement shall occur; or

(vi) An “Event of Default” under and as defined in the Wells Fargo Term Loan Agreement shall occur.

Section 2. Conditions Precedent. The effectiveness of this Amendment, including without limitation, the waiver of the Defaults and Events of Default set forth in Section 3 below, are subject to the truth and accuracy of the representations set forth herein (and incorporated by reference) and receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

(a) A counterpart of this Amendment duly executed by the Borrower, the Parent and the Requisite Lenders;

(b) A Guarantor Acknowledgement substantially in the form of Exhibit A attached hereto, executed by each Guarantor;

(c) Evidence that the Existing Credit Agreement has been amended to conform to certain sections of the Credit Agreement as amended by this Amendment and such other changes as agreed to by the parties thereto;

(d) Evidence that the Wells Fargo Term Loan Agreement (as defined in the Credit Agreement after giving effect to this Amendment) has been duly executed and delivered by the parties thereto;

(e) Delivery of the financial statements and related documentation (including but not limited to, a Compliance Certificate, a statement of Funds From Operations and a report of newly acquired Properties) for the Parent’s fiscal quarter ending March 31, 2013 required pursuant to Sections 8.1. and 8.3. of the Credit Agreement; and

(f) Such other documents, instruments and agreements as the Administrative Agent may reasonably request.

Section 3. Waiver. Subject to the satisfaction of the conditions precedent set forth in Section 2 above:

(a) The Lenders hereby waive (i) any Default or Events of Default which occurred as a result of the failure by the Borrower to deliver certain documentation relating to the financial statements for the Parent’s fiscal quarter ending March 31, 2013 in accordance with the timeframes for delivery of such documents set forth in Sections 8.1. and 8.3. of the Credit Agreement and (ii) any other existing Default or Event of Default solely to the extent that such Default or Event of Default would not have occurred if the amendments set forth in this Amendment had been in effect on the Agreement Date (and accordingly, the corresponding definitions and sections of the Credit Agreement as amended by this Amendment had been in effect on the Agreement Date).

(b) The Borrower acknowledges and agrees that the waivers contained in the foregoing clause (a) shall not waive (or be deemed to be or constitute a waiver of) any other covenant, term or provision in the Credit Agreement or hinder, restrict or otherwise modify the rights and remedies of the Lenders and the Administrative Agent following the occurrence of any other present or future Default or Event of Default (whether or not related to the Defaults and the Events of Default in the preceding clause (a)) under the Credit Agreement or any other Loan Document. The waivers provided for in this Section 3 are solely with respect to such periods prior to the date hereof.

Section 4. Representations. Each of the Parent and the Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a) Authorization. Each of the Parent and the Borrower has the right and power, and has taken all necessary action to authorize such Loan Party, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement as amended by this Amendment in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized officer of each of the Parent and the Borrower and each of this Amendment and the Credit Agreement as amended by this Amendment is a legal, valid and binding obligation of each of the Parent and the Borrower enforceable against such Person in accordance with its respective terms except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally.

(b) Compliance with Laws, etc. The execution and delivery by each of the Parent and the Borrower of this Amendment and the performance by each such Person of this Amendment and the Credit Agreement as amended by this Amendment in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Governmental Approval or violate any Applicable Law (including all Environmental Laws) relating to the Parent, the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of the Parent, the Borrower or any Loan Party, or any indenture, agreement or other instrument to which the Parent, the Borrower or any other Loan Party is a party or by which it or any of its respective properties may be bound, including without limitation, the Wells Fargo Term Loan Agreement and the Existing Credit Agreement; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party other than in favor of the Administrative Agent for its benefit and the benefit of the Lenders.

(c) No Default. Other than the Defaults and Events of Default waived pursuant to Section 3 above, no Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

Section 5. Reaffirmation of Representations by Parent and Borrower. The Borrower and the Parent hereby certify to the Administrative Agent and the Lenders that as of the date hereof and after giving effect to this Amendment, the representations and warranties made or deemed made by each of the Parent and the Borrower in the Credit Agreement as amended by this Amendment and the other Loan Documents to which the Parent or the Borrower is a party are and shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty is and shall be true and correct in all respects) on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Agreement as amended by this Amendment.

Section 6. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment. This Amendment is a Loan Document.

Section 7. Expenses. The Borrower shall reimburse the Administrative Agent upon demand for all reasonable out-of-pocket costs and expenses (including attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 8. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 10. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained in Section 1 hereof shall be deemed to have prospective application only. The Credit Agreement is hereby ratified and confirmed in all respects. Other than as set forth in Section 3 hereof, nothing in this Amendment shall limit, impair or constitute a waiver of the rights, powers or remedies available to the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document.

Section 11. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 12. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Term Loan Agreement to be executed as of the date first above written.

BORROWER:

PARKWAY PROPERTIES LP

By:	Parkway Properties General Partners, Inc., its sole general partner

	By:	/s/ David R. O’Reilly
Name: David R. O’Reilly
Title: EVP, Chief Financial Officer & Chief Investment Officer

	By:	/s/ M. Jayson Lipsey
Name: M. Jayson Lipsey
Title: Executive Vice President & Chief Operating Officer

PARENT:

PARKWAY PROPERTIES, INC.

By:	/s/ David R. O’Reilly
Name: David R. O’Reilly
Title: EVP, Chief Financial Officer & Chief Investment Officer

By:	/s/ M. Jayson Lipsey
Name: M. Jayson Lipsey
Title: Executive Vice President & Chief Operating Officer

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KEYBANK NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:	/s/ Timothy Sylvain
Name: Timothy Sylvain Title: Vice President

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BANK OF AMERICA, N.A., as a Lender

By:	/s/ Kyle Erikson Workinger
Name: Kyle Erikson Workinger
Title: Vice President

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Andrew W. Hussion
Name: Andrew W. Hussion
Title: Vice President

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ROYAL BANK OF CANADA, as a Lender

By:	/s/ Brian Gross
Name: Brian Gross
Title: Authorized Signatory

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PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Ken Carl
Name: Ken Carl
Title: Senior Vice President

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U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Joseph L. Hord
Name: Joseph L. Hord
Title: Vice President

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TRUSTMARK NATIONAL BANK, as a Lender

By:	/s/ Gretchen Ware
Name: Gretchen Ware
Title: First Vice President

Execution Version

EXHIBIT A

FORM OF GUARANTOR ACKNOWLEDGEMENT

THIS GUARANTOR ACKNOWLEDGEMENT dated as of June     , 2013 (this “Acknowledgement”) executed by each of the undersigned (the “Guarantors”) in favor of KeyBank National Association, as Administrative Agent (the “Administrative Agent”) and each “Lender” a party to the Credit Agreement referred to below (the “Lenders”).

WHEREAS, Parkway Properties LP (the “Borrower”), Parkway Properties, Inc. (the “Parent”), the Lenders, the Administrative Agent and certain other parties have entered into that certain Term Loan Agreement dated as of September 28, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, each of the Guarantors is a party to that certain Guaranty dated as of September 28, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which they guarantied, among other things, the Borrower’s obligations under the Credit Agreement on the terms and conditions contained in the Guaranty;

WHEREAS, the Borrower, the Parent, the Administrative Agent and the Lenders are to enter into a First Amendment to Term Loan Agreement dated as of the date hereof (the “Amendment”), to amend the terms of the Credit Agreement on the terms and conditions contained therein; and

WHEREAS, it is a condition precedent to the effectiveness of the Amendment that the Guarantors execute and deliver this Acknowledgement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1. Reaffirmation. Each Guarantor hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 2. Governing Law. THIS ACKNOWLEDGEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 3. Counterparts. This Acknowledgement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

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IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guarantor Acknowledgement as of the date and year first written above.

THE GUARANTORS:

PARKWAY PROPERTIES, INC.

By:
Name:
Title:

By:
Name:
Title:

PARKWAY PROPERTIES GENERAL PARTNERS, INC.

By:
Name:
Title:

By:
Name:
Title:

PARKWAY JHLIC LP

By:	Parkway Properties General Partners, Inc., its sole general partner

By:
Name:
Title:

By:
Name:
Title:

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PARKWAY REALTY SERVICES, LLC

By:	Parkway Properties LP, its sole member

By:	Parkway Properties General Partners, Inc., its sole general partner

By:
Name:
Title:

By:
Name:
Title:

PARKWAY LAMAR LLC

By:	Parkway Properties LP, its sole member

By:	Parkway Properties General Partners, Inc., its sole general partner

By:
Name:
Title:

By:
Name:
Title:

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PARKWAY 214 N. TRYON, LLC

By:	Parkway Properties LP, its sole member

By:	Parkway Properties General Partners, Inc., its sole general partner

By:
Name:
Title:

By:
Name:
Title:

PARKWAY 525 N. TRYON, LLC

By:	Parkway Properties LP, its sole member

By:	Parkway Properties General Partners, Inc., its sole general partner

By:
Name:
Title:

By:
Name:
Title:

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PARKWAY TOWER PLACE 200, LLC

By:	Parkway Properties LP, its sole member

By:	Parkway Properties General Partners, Inc., its sole general partner

By:
Name:
Title:

By:
Name:
Title:

PKY 222 S. MILL, LLC

By:	Parkway Properties LP, its sole member

By:	Parkway Properties General Partners, Inc., its sole general partner

By:
Name:
Title:

By:
Name:
Title:

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PKY 400 NORTH BELT, LLC

By:	Parkway Properties LP, its sole member

By:	Parkway Properties General Partners, Inc., its sole general partner

By:
Name:
Title:

By:
Name:
Title:

PKY 1300 RIVERPLACE, LLC

By:	Parkway Properties LP, its sole member

By:	Parkway Properties General Partners, Inc., its sole general partner

By:
Name:
Title:

By:
Name:
Title:

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PKY 1250 SAM HOUSTON, LLC

By:	Parkway Properties LP, its sole member

By:	Parkway Properties General Partners, Inc., its sole general partner

By:
Name:
Title:

By:
Name:
Title:

PKY 1325 DAIRY ASHFORD, LLC

By:	Parkway Properties LP, its sole member

By:	Parkway Properties General Partners, Inc., its sole general partner

By:
Name:
Title:

By:
Name:
Title:

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PKY SQUAW PEAK, LLC

By:	Parkway Properties LP, its sole member

By:	Parkway Properties General Partners, Inc., its sole general partner

By:
Name:
Title:

By:
Name:
Title:

PKY WOODBRANCH, LLC

By:	Parkway Properties LP, its sole member

By:	Parkway Properties General Partners, Inc., its sole general partner

By:
Name:
Title:

By:
Name:
Title:

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PARKWAY 550 SOUTH CALDWELL, LLC

By:	Parkway Properties LP, its sole member

By:	Parkway Properties General Partners, Inc., its sole general partner

By:
Name:
Title:

By:
Name:
Title:

PKY FUND II TAMPA I, LLC

By:	Parkway Properties LP, its sole member

By:	Parkway Properties General Partners, Inc., its sole general partner

By:
Name:
Title:

By:
Name:
Title:

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EOLA CAPITAL LLC

By:	Eola Office Partners LLC, its sole member

By:	Parkway Properties LP, its sole member

By:	Parkway Properties General Partners, Inc., its sole general partner

By:
Name:
Title:

By:
Name:
Title: